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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



          We consent to the incorporation by reference in Registration Statement No. 333-85783 of QRS Corporation on Form S-3A of our report dated January 28, 1999, appearing in the Annual Report on Form 10-K of QRS Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                       /s/ Deloitte & Touche LLP
                                       -------------------------
                                       San Jose, California
                                       September 8, 1999